UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2024

PowerSchool Holdings, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40684	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWSC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2024, PowerSchool Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company's shareholders voted on four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2024 (the “Proxy Statement”).

There were 165,226,943 and 37,654,059 shares of Class A and Class B common stock outstanding, respectively (together, the “shares”) on March 26, 2024, the record date for the Meeting (the “Record Date”). At the Meeting, the holders of 194,592,225 shares of the Common Stock, voting as a single class, were represented in person or by proxy, representing approximately 95.91% of the total outstanding shares as of the Record Date, which constituted a quorum.

Set forth below are the voting results for each matter presented at the Meeting:

1.At the Meeting, the vote to elect four Class III directors to serve on the Company's Board of Directors (the "Board") until the 2027 annual meeting and until their successors are duly elected and qualified, was as follows:

	For	Withheld	Broker Non-Votes

Barbara Byrne	171,192,390	23,399,835	0
Judy Cotte	172,623,134	21,969,091	0
Ronald D. McCray	174,980,199	19,612,026	0
Gwen Reinke	172,626,047	21,966,178	0

2.At the Meeting, the vote to approve, by an advisory vote, the compensation of the Company's Named Executive Officers, as disclosed in the proxy statement, referred to as "Say-on-Pay," was as follows:

For	Against	Abstain	Broker Non-Votes

191,557,195	3,031,972	3,058	0

3.At the Meeting, the vote to approve, on an advisory basis, the preferred frequency of future advisory votes on Named Executive Officer compensation, referred to as "Say-on-Pay Frequency," was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

194,110,168	1,005	473,091	7,961	0

In accordance with the recommendation of the Board and based on the results of the advisory vote reported above, the Company intends to hold an advisory vote on the compensation of its Named Executive Officers every year until the next required advisory vote on the frequency of holding such advisory votes on Named Executive Officer compensation, or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

4.At the Meeting, the vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, was as follows:

For	Against	Abstain

194,459,607	128,920	3,698

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: May 7, 2024	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	Chief Financial Officer
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